UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2025

HCM II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42252	98-1785406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 330

Stamford, CT 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 930-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-half of one Redeemable Warrant	HONDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HOND	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at a price of $11.50 per share	HONDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 15, 2024, the audit committee of the board of directors of HCM II Acquisition Corp. (the “Company”) concluded that the Company’s previously issued (i) consolidated financial statements as of and for the year ended December 31, 2024 included in its Annual Report on Form 10-K for the year ended December 31, 2024 (“Annual Period”), and (ii) unaudited condensed consolidated financial statements for the quarter ended March 31, 2025 included in its Quarterly Report on Form 10-Q for the period ended March 31, 2025 (“Current Interim Period”) should no longer be relied upon due to an error in the related party transaction disclosure in Footnote 5 incorrectly stating that the underwriter in the Company’s initial public offering was a related party of the Company.

The Company intends to restate the consolidated financial statements of the Annual Period (the “10-K Restatement”) in its Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K/A”), as soon as reasonably practicable. Additionally, the Company intends to restate the consolidated financial statements of the Current Interim Period (the “10-Q Restatement”) in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “2025 Form 10-Q/A”), as soon as reasonably practicable.

The Company’s management and the Audit Committee discussed the matters disclosed in this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent accounting registered public firm. At this time, the Company does not have an estimate of when all efforts will be completed and when the 2024 Form 10-K/A and 2025 Form 10-Q/A will be filed.

Forward-Looking Statements

This report may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation: statements related to the completion of the Company’s review of accounting matters and audit of the Company’s financial statements; the Company’s plans to file the 2025 Form 10-Q/A and 2024 Form 10-K/A with the restated results; expectations with respect to how the adjustments will impact the Company’s financial statements; and the Company’s plans, objectives and intentions that are not historical facts generally. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by the forward-looking statement, including without limitation: the final outcome of the evaluation of accounting matters and the impact of the adjustments to the Company’s financial statements; the discovery of additional and unanticipated information during the re-evaluation and audit of the Company’s financial statements, including it evaluation of effectiveness of internal control over financial reporting; changes in assumptions regarding how the evaluation will impact the Company’s financial results; the application of accounting or tax principles in an unanticipated manner; the possibility that the Nasdaq may delist the Company’s securities; risks related to the Company’s ability to implement and maintain effective internal control over financial reporting in the future; and the impact of these factors on the Company’s performance and outlook. See also other risks that are described in “Risk Factors” in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2024, and any subsequent reports filed with the SEC. All forward-looking statements in this report are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCM II ACQUISITION CORP.

	By:	/s/ Shawn Matthews
	Name:	Shawn Matthews
	Title:	Chief Executive Officer

Date: July 15, 2025

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